Filed Pursuant to Rule 497(e)
1933 Act File No. 333-141421
1940 Act File No. 811-22038

Bear Stearns Active ETF Trust

April 22, 2008

Supplement to the Prospectus
dated March 10, 2008

JPMorgan Chase to Acquire Bear Stearns

As previously reported, JPMorgan Chase & Co. (“JPMC”) announced on March 16, 2008 that it had agreed to acquire The Bear Stearns Companies Inc. (“Bear Stearns”). On April 8, 2008, pursuant to the terms of a share exchange agreement, JPMC acquired 95,000,000 shares of Bear Stearns’ common stock, representing 39.5% of Bear Stearns’ outstanding common stock, in exchange for the issuance by JPMC to Bear Stearns of 20,665,350 shares of JPMC’s common stock. As a result of this share exchange and JPMC’s acquisition of additional shares of Bear Stearns’ common stock on the open market, JPMC has reported that as of April 14, 2008 it beneficially owns 119,855,914 shares or 49.8% of Bear Stearns’ outstanding common stock.

Bear Stearns Asset Management Inc. (“BSAM”) is a subsidiary of Bear Stearns, and is the investment adviser to the Bear Stearns Current Yield Fund (the “Fund”). The Fund and the Bear Stearns Active ETF Trust are not subsidiaries of Bear Stearns or BSAM. As previously reported, in connection with JPMC’s proposed acquisition of Bear Stearns and the potential that the structure of the transaction could result in a deemed change of control of BSAM, the Fund entered into a new Investment Advisory Agreement with BSAM dated March 24, 2008. The new Investment Advisory Agreement is identical in all material respects to the Investment Advisory Agreement described in the Prospectus except that the effective date is March 24, 2008 and the termination date is March 23, 2010.

As in the case of exchange-traded funds generally, and in these unusual circumstances especially, there can be no assurance that active, deep, primary and secondary markets for shares of the Bear Stearns Current Yield Fund will develop and be maintained.

The date of this Supplement is April 22, 2008.

Please retain this Supplement for future reference.